[Alcoa logo] January 12, 2009 4 th Quarter 2008 Analyst Conference Exhibit 99.2

[Alcoa
logo]
Forward Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements relate to future events and expectations and involve known and unknown risks and uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to
Alcoa’s Form 10-K for the year ended December 31, 2007 and
Forms 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008  and other reports filed with the Securities and Exchange Commission.

[Alcoa logo] Executive Vice President and Chief Financial Officer Chuck McLane

[Alcoa
logo]
4th Quarter 2008 Financial Overview
– Loss from continuing operations of $929m or $1.16 per share
• Restructuring, impairment and other special items of $708m or
$0.88 per share
– Revenue of $5.7 billion, down 18%
– Sequential metal price reduction of 35%
– Significant market deterioration
– Cash from operations of $608m
– Cash on hand at $762m
– Incremental bank facility of $1.9b
– Trailing 12-month ROC stands at 6.7%, excluding growth
investments and restructuring charges

[Alcoa
logo]
Sequential Income Statement
In Millions 3Q'08 4Q'08 Change
Sales $6,970 $5,688 (18%)
Cost of Goods Sold $5,648 $5,277 (7%)
   % of Sales 81.0% 92.8% 11.8 pts
SG&A $275 $273 (1%)
   % of Sales 3.9% 4.8% 0.9 pts
Restructuring and Other Charges $38 $863 nm
Interest Expense $96 $125 30%
Other Expense/(Income) $15 $(36) nm
Effective Tax Rate 25.9% 20.4% (5.5 pts)
Minority Interests $84 -             (100%)
GAAP Net Income/(Loss)
$268 ($1,191) ($1,459)
Loss from Discontinued Operations
($38) ($262) ($224)
GAAP Income/(Loss) from Continuing Operations $306 ($929) ($1,235)
GAAP Income/(Loss) from Continuing Operations
per Diluted Share
$0.37 ($1.16) ($1.53)

[Alcoa
logo]
Restructuring & Other Special Items
After-Tax Earnings Income Statement
Amount Per Share Classification Segment
Loss from Continuing Operations ($929) ($1.16)
Restructuring:
Headcount ($97) ($0.12) Restructuring Corporate
Global Foil (100) (0.13) Restructuring Corporate
Europe Auto Structures (50) (0.06) Restructuring Corporate
Sapa Exchange (223) (0.28) Restructuring Corporate
Other Asset Write-offs (144) (0.18) Restructuring Corporate
Restructuring Sub-Total ($614) ($0.76)
Other Special Items:
Shutdown Related Obsolete Inventory ($16) ($0.02) COGS Flat-Rolled/Engineered Products
Environmental Reserve (26) (0.03) COGS Corporate
Accounts Receivable Reserve (11) (0.02) SG&A Corporate
Non-Cash Tax on Repatriated Earnings (65) (0.08) Tax Corporate
Refund of Indemnification Payment 24 0.03 Other Income Corporate
Other Special Items Sub-Total ($94) ($0.12)
Total Restructuring & Other Special Items ($708) ($0.88)

[Alcoa
logo]
Minority After-Tax
4th Quarter 2008
Pre-Tax Tax $ Tax % Interest & M.I.
Reported Effective Tax Rate ($1,167) ($238) 20.4% $0 ($929)
Adjustments
Restructuring ($863) ($226) 26.2% ($23) ($614)
Non-Cash Tax on Repatriated Earnings 65 (65)
Adjustments Sub-Total ($863) ($161) 18.7% ($23) ($679)
Operational Effective Tax Rate ($304) ($77) 25.3% $23 ($250)
Total Year 2008
Reported Effective Tax Rate $792 $342 43.2% $221 $229
Adjustments
Restructuring ($939) ($246) 26.2% ($23) ($670)
Non-Cash Tax on Repatriated Earnings 65 (65)
Other Discrete Tax Items 33 (33)
Adjustments Sub-Total ($939) ($148) 15.8% ($23) ($768)
Operational Effective Tax Rate $1,731 $490 28.3% $244 $997
2008 Tax Reconciliation – 4
th
Quarter & Full Year

[Alcoa
logo]
4Q vs. 3Q 2008 Earnings Bridge
Income From Continuing Operations Excluding Restructuring & Other Special Items
4Q 2008 Other Special Items = Obsolete Inventory, Environmental Reserve, A/R Reserve, Non-Cash
Tax on Repatriated Earnings and Refund of Indemnification Payment (net $94m in total)
See Slide 42 for Reconciliation
$331
$560
($221)
$339
$164
$88 $191
$69
($300)
($200)
($100)
$0
$100
$200
$300
$400
$500
$600
$700
3Q08 Energy Currency Price/Mix Volume LME 4Q08

[Alcoa
logo]
4Q 08 3Q 08 4Q 07
2,123 2,010 2,030 3
rd
Party Shipments (kmt)
3,776 3,790 3,855 Production (kmt)
722 805 688 3
rd
Party Revenue ($ million)
162 206 205 ATOI ($ million)
16% lower realized pricing
Point Comfort curtailment led to lower
production
Sequential benefit of $33 million from Western
Australia gas disruption recovery
Stronger US dollar benefit of $64 million
through lower cost base
Lower energy costs realized
Alumina
4
th
Quarter Highlights
1
st
Quarter Outlook
Prices to follow approximate two-month lag
Anticipate 5% lower production due to
curtailments
Current US dollar slightly weaker than 4Q
average
Lower fuel oil costs
4
th
Quarter Business Conditions
$50
$100
$150
$200
$250
$300
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08 4Q08
$0
$300
$600
$900
$1,200
$1,500
$1,800
ATOI Total Revenue

[Alcoa
logo]
Refining Cost Overview
Composition of Refining Production Costs
Pricing convention Inventory flow Input Cost
6 - 9 month lag 2 - 3 months Bauxite
Spot & semi-
annual
3 - 6 months Caustic soda
Rolling 16 quarters 1 – 2 months Natural gas
Prior month 1 – 2 months Fuel oil
Fuel Oil
14%
Natural gas
15%
Caustic
10%
Bauxite
25%
Conversion
36%

[Alcoa
logo]
4
th
Quarter Highlights
(101) 297 196 ATOI ($ million)
2,125 2,945 2,646 3
rd
Party Price ($/mt)
1,580 2,127 1,597 3
rd
Party Revenue ($ million)
4Q 08 3Q 08 4Q 07
807 704 624 3
rd
Party Shipments (kmt)
971 1,011 959 Production (kmt)
Primary Metals
1
st
Quarter Outlook
4
th
Quarter Business Conditions
Realized pricing down 28% sequentially
LME-linked costs declining but on lagged
basis
Stronger US dollar benefit of $94 million
through lower cost base
Sequential negative $21 million impact of
Rockdale curtailment
Favorable sequential energy of $23 million
Realized pricing trending closer to spot
Anticipate 8% lower production due to
curtailments
LME linked costs to continue decline
Current US dollar slightly weaker than 4Q
average
Cost savings from procurement actions on
carbon products start to hit bottom line
11
-$250
-$150
-$50
$50
$150
$250
$350
$450
$550
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08 4Q08
$1,350
$1,850
$2,350
$2,850
$3,350
$3,850
ATOI Total Revenue

Composition of Smelting Production Costs

Conversion
22%
Alumina
36%
Materials
3%
Power
26%
Carbon
13%

[Alcoa
logo]
Smelting Cost Overview
Pricing convention Inventory flow Input Cost
1 – 3 month lag 1 - 2 months Materials
Spot & semi-annual 1 - 2 months Carbon
40% LME linked –
3 month lag
1 – 2 months Power
2 – 3 month lags 1 – 2 months Alumina
Several significant input costs lag average primary metal revenue by up to 3 months

[Alcoa
logo]
Flat-Rolled Products
1
st
Quarter Outlook
4
th
Quarter Business Conditions
(97) (38) (67) Russia, China & Other
29
7
60
3Q 08
Total
Hard Alloy Extrusions                   8
Global Rolled Products,
excl Russia & China
(15)
44
4Q 07
(98)
8
(9)
4Q 08
ATOI ($ million)
Continued weakness in end markets
Input costs expected to decline
Sharp decline in demand as economic
environment worsened
11% lower shipments on top of a seasonally
weak 3Q
Non can sheet shipments down 20%
Boeing strike impact of $10 million
Bohai start-up costs of $9 million
Divestiture related inventory obsolescence
$12 million
($120)
($80)
($40)
$0
$40
$80
$120
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08 4Q08
$1,600
$1,800
$2,000
$2,200
$2,400
$2,600
$2,800
ATOI Third Party Revenue

[Alcoa
logo]
Global Rolling Demand Collapse
• 2008 demand well below 2007
• No sign of seasonal up-lift
• Dramatic deterioration in 4Q
orders over the last 3 weeks
Downturn Evident in Flat-Rolled Products
14
Apr May Jun Jul Aug Sep Oct Nov Dec
2007
2008
Global Rolling Order Rates 2008 & 2007

Commercial Transportation
Automotive
Building & Construction
Aerospace
Industrials Products
Distribution
Packaging
4%
5%
6%
12%
14%
15%
44%
4%
5%
4%
16%
12%
12%
47%
3Q08
4Q08

[Alcoa logo] Flat-Rolled Products Market Drivers +7% - 37% - 11% - 26% - 18% - 36% - 23% Total -17% Revenue Composition Sequential Revenue Change 15

[Alcoa
logo]
Engineered Products and Solutions
5.2 9.2 5.9 ATOI% / Revenue
133
1,451
3Q 08
ATOI
Third Party Revenue
77
1,311
4Q 07
65
1,258
4Q 08
Market declines adversely affected all
businesses
Boeing strike ($5 million effect) & seasonal
impacts resulted in lower aerospace demand
4
th
Quarter Highlights 4
th
Quarter Business Conditions
1
st
Quarter Outlook
Further weakness expected in commercial
transportation and commercial construction markets
Revenue from automotive market reduced to 5% of
total segment as a result of portfolio moves
Productivity initiatives expected to gain momentum
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q08 4Q08
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
ATOI Third Party Revenue

[Alcoa
logo] Record earnings despite market headwinds
Cost efficient capacity
expansions in fasteners
and investment castings
along with working capital
efficiencies
Strong market positions
in aerospace, IGT, B&C
and fastener acquisition
offset unprecedented
decline in North American
& European truck and
automotive markets
Productivity improvements
continue to accelerate and
yield bottom line benefits
Return on Capital
Sales (in billions)
7%
ATOI
(in millions)
23%
16%
Engineered Products & Solutions Financial Metrics
$5.3
$5.6
2007 2008
$409
$503
2007 2008
2007 2008

[Alcoa
logo]
Cash Flow Statement
In Millions 4Q'07 3Q'08 4Q'08
Net Income $632 $268 $(1,191)
DD&A 312 311 292
Change in Working Capital 385 (552) 590
Other Adjustments (661) 298 955
Pension Contributions (25) (418) (38)
Cash From Operating Activities $643 $(93) $608
Dividends to Shareholders $(143) $(140) $(136)
Change in Debt 467 1,573 444
Dividends to Minority Interests (58) (76) (102)
Contributions from Minority Interests 105 130 214
Share Repurchases (948) (477) -
Share Issuances 16 1 -
Other Financing Activities 2 (7) (43)
Cash From Financing Activities $(559) $1,004 $377
Capital Expenditures $(1,021) $(877) $(1,017)
Sales of Assets/Investments 126 115 26
Additions to Investments (8) (39) (27)
Other Investing Activities (16) (56) (5)
Cash From Investing Activities $(919) $(857) $(1,023)

[Alcoa
logo]
Capital Expenditures
Capital Expenditure History 2009 Capital Expenditures Forecast
Values $ Millions Values $ Millions
71%
29%
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
FY06 FY07 FY08 FY09
0%
50%
100%
150%
Total Capital Expenditures
Non-Growth Capex as % of Depreciation
393
328
876
187
$0
$500
$1,000
$1,500
2009 First Half 2009 Second Half
Non-Growth Growth

[Alcoa
logo]
59%
87%
96%
33%
43%
34%
October November December
Alcoa Tier II Issuers
Liquidity Remains Strong
Added revolver amid financial market crisis Good performance in difficult CP markets
Values $ Billions
Source:  The Federal Reserve Board
% of Period Issuance with Maturity One Week or Greater
1.5
1.2 1.2
1.5
5.2
3.3
3.3
3.3
1Q 08 2Q 08 3Q 08 4Q 08
Commercial Paper Additional Revolver Availability

Suspended share repurchase program
Curtailed smelter capacity
Halted non-critical capital expenditures
Accelerated procurement initiatives
Initiated headcount reduction plans
Announced divestiture of non-core assets
Instituted global salary and hiring freeze

[Alcoa logo] Cash Conservation Efforts Wide-Ranging Actions Taken 21

[Alcoa logo] President and Chief Executive Officer Klaus Kleinfeld

[Alcoa
logo]
Accomplishments: Clear strategy, speed & execution
2008 Accomplishments
Secured long-term power contracts for
nearly half of smelting system
Completed successful start-up of
Fjardaal,
first greenfield smelter in two
decades
Record earnings in Engineered
Products & Solutions
Completed Packaging divestiture
Fast response to early
signals,
e.g.:
Reached agreement for soft alloy
extrusion swap
Increased debt capacity and
improved debt structure
Named to Dow Jones Sustainability
Index for 7 straight year
Three Strategic Priorities
23
Disciplined Execution
across all activities
Alcoa Advantage
creating value for
all businesses
– Talent
–
Technology
– Customer Intimacy
– Purchasing
–
Operating System
Profitable Growth
in every business
Business Programs
define:
–3-year aspirations
–Priority levers
–Accountability
Disciplined Execution
across all activities
Alcoa Advantage
creating value for
all businesses
– Talent
–
Technology
– Customer Intimacy
– Purchasing
–
Operating System
Profitable Growth
in every business
Business Programs
that
define:
–3-year aspirations
–Priority levers
–Accountability
th

Days of Consumption
LME Price/mt
01/05
04/05
07/05
10/05
01/06
04/06
07/06
10/06
01/07
04/07
07/07
10/07
01/08
04/08
07/08
10/08
12/08

[Alcoa
logo]
Historic collapse in metal price – (56%) over 5 months
LME cash price/ton, in US$ and global inventory
1
, in days
Reported Stocks,
Days of Consumption
LME Cash Price
1
Reported Stocks : Comex, IAI, Japan Port , LME, & SME
0
5
10
15
20
25
30
35
40
45
50
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
- 56%
0
5
10
15
20
25
30
35
40
45
50
0
5
10
15
20
25
30
35
40
45
50
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
- 56%

Source: IAI and Bloomberg

[Alcoa
logo]
Expect global demand decline of 2% in 2009
Source: Alcoa analysis Note: 2009 Projected Global Consumption: 36.2 million mt
Asia w/o China
North America
2008 Actual 2009 Forecast
Global Demand Growth Rates:
2008:  -3%
2009:  -2%
Brazil
China
CIS
Europe
2009 Projected
Consumption
5%
1%
3%
-2%
-7%
-4%
9%
-12%
-9%
-2%
-10%
2008 vs. 2009
Projected Growth Rates
3%
Primary Aluminum Consumption Growth Rates, 2009, in million mt
0.9
1.0
4.9
5.3
7.0
13.1
0.9
1.0
4.9
5.3
7.0
13.1

[Alcoa
logo]
Curtailment announcements – 13% of global output
Global Smelting Curtailment Announcements
1
15% (840) 5,700 North America
Region Aug 08
Production¹
Announced
Curtailment¹
Percentage
Curtailed
China 14,000 (3,000) 21%
Eastern
Europe/Russia
4,650 (574) 12%
Western Europe 4,600 (230) 5%
Asia/Middle East 3,950 (80) 2%
Latin America 2,700 (93) 3%
Oceania 2,300 (102) 4%
Africa 1,700 (100) 6%
Total 39,600 (5,020) 13%
1,442
Sep
2008
& Prev
5,020
1,139
679
By Month
Oct
2008
Nov
2008
Dec
2008
Jan
2009
Total
840
920
1 Annualized kmt
By Region
13% of total
global output
800
completed

[Alcoa
logo]
2009 – Aluminum Surplus or Deficit?
Supply
Demand
2008 Production 38,800
Estimated 2009
incremental production
600
Announced curtailments (3,500)
Total 2009 Production 35,900
2008 Consumption 37,000
Lower 2009 consumption
(2%)
(800)
Stimulus effects ??
Total 2009 Consumption ??
Aluminum Supply / Demand Balance (in kmt)
Source: Alcoa analysis, CRU, IAI

[Alcoa
logo]
Managing downturn along the three strategic priorities
Three Strategic Priorities and Downturn Management
Disciplined Execution
across all activities
Alcoa Advantage
creating value for
all businesses
– Talent
– Technology
– Customer Intimacy
– Purchasing
– Operating System
Profitable Growth
in every business
Business Programs that
define:
– 3-year aspirations
– Priority levers
– Accountability
Disciplined Execution
across all activities
Alcoa Advantage
creating value for
all businesses
– Talent
– Technology
– Customer Intimacy
– Purchasing
– Operating System
Profitable Growth
in every business
Business Programs that
define:
– 3-year aspirations
– Priority levers
– Accountability
Accelerated
portfolio
moves (in &
out)
Curtailments
Plant shut
downs
Headcount
reduction
Additional
flexibility
R&D
technology
refocus
Share growth
Procurement
savings
Corporate
overhead
reduction
Increased
debt capacity
Speedy execution
Focus on cash and bottom line
Capital spend reduction
T  U  R  N            M  A  N  A  G

[Alcoa
logo]
Getting ahead of the curve
2008/09 Alcoa Downturn Actions
Jul 11
Downsized
Electrical
and
Electronic
Solutions
Honduran &
Mexican
operations
Sep 30
Curtailed
150,000 mt
at Rockdale
smelter
Oct 7
Announced
halting of
all
non-critical
capital
spend
Oct 23
Reduced
production
at Point
Comfort
refinery
by 25%
(550,000 mt)
Nov 10
Curtailed
additional
350,000 mt
aluminum
production
over global
smelting
system
Jan 6, 2009
Announced
wide-ranging
actions to
address
economic
downturn
Sep 17
Suspended
share
repurchases
Oct 6
Power &
Propulsion
announced
headcount
reductions
in response
to market
conditions
Dec 22
Agreement
with Orkla to
swap soft
alloy
extrusion
share
for Elkem
smelter
share
Alcoa Downturn Actions: Timeline

[Alcoa
logo]
Portfolio
Streamlining
Production
Curtailments
Cost &
Procurement
Efficiencies
Liquidity Initiatives
Suspend share
repurchases
Limit capital
spending
Comply with law
Fulfill customer
requirements
Complete
Brazilian growth
Secured additional
credit facility
Restructuring actions incorporate all improvement levers
Initiate smelting
curtailments
totaling 750 kmt
Adjust refining
capacity downward
by 1.5 million mt
per year
Workforce reduction
13,500
headcount
1,700
contractors
Global salary &
hiring freeze
Procurement
actions on key
inputs
Continued success
on repowering
smelting assets
1.9 million mt
Extensions as
long as 2043
Swap of Sapa stake
for Elkem smelters
Divest four mid &
downstream
businesses
Electrical &
Electronic
Solutions
Global Foil
Cast Auto
Wheels
Transportation
Products Europe
Restructuring Announcement – January 6, 2009
Restructuring Announcement: Levers and Actions

[Alcoa
logo]
Gaining upstream strength through cash-free swap
Elkem Aluminium Sapa JV
Equity Swap
46 plants
North America and Europe
Major customer segments:
– Building and construction
– Industrial
– Commercial transportation
Sapa JV
Soft Alloy Extrusions
Elkem Aluminium
Norway Smelters
Alcoa Orkla Alcoa Orkla
Lista and Mosjoen smelters (282 kmt)
18% of new Mosjoen anode plant (Alcoa
owns the remaining 82%)
LME-linked power (mostly hydro) to 2019
Both smelters are middle of cost curve
45.45% 54.55% 50% 50%
Current
Ownership
Current
Ownership
Complete planned exit of soft alloy extrusions in difficult market
Building out leading upstream position through adding quality assets (e.g., hydro-based)
(operator) (operator)
BENEFITS
Portfolio Streamlining: Sapa / Elkem Swap

Lower Amperage
Stop Relining
Partial Curtailments
Full Plant Curtailments

[Alcoa
logo]
18% (750 kmt)
reduction
by end 1Q 09
Smelting curtailments taken to maximize cash position
Maximize cash position
for ramp down and ramp
up, considering:
•Operational flexibility
•Power flexibility
•Repowering impact
•Community impact
Reduce amperage
and eliminate end
pots
Utilize material in
inventory to reline,
but do not restart
pots
Targeted smaller
curtailments at
several locations
based upon cost
& strategic
situation
Full curtailment of
selected plant(s)
Smelting Curtailment Steps
7 plants* 10 plants*
Intalco*
Baie Comeau*
Pocos **
Rockdale*
Tennessee**
Smelting Production Curtailments: Tiered Approach
Guiding Principle
* Completed
** In process

[Alcoa
logo]
Increase labor and materials productivity
Labor Initiatives
Procurement Initiatives
Alumina & Primary 2,300
Flat Rolled Products 2,900
Engineered Products
& Solutions
8,100
Corporate 200
Total 13,500
•Supply chain management
Utilizing Alcoa’s global presence
and logistics expertise, demonstrate
ability to employ non-traditional
sourcing from numerous
geographies – e.g., coke & caustic
•Change of specifications, e.g.,
• Coke
• Cathodes
• Backward integration
• Agreements reached covering
• Fluoride
• Caustic
• Coke
Headcount reductions
• Reduce 1,700 contractor positions
• Global salary and hiring freeze
20% reduction
vs late 2008
market levels
Cost & Procurement Efficiencies: Initiatives

2003
2004
2005
2006
2007
2008
2009

2009
2012
2015
2018
2021
2024
2027
2030
2033
2036

[Alcoa
logo]
Decreased capital spending and increased debt capacity
Commercial
Paper
balance
Credit
Revolver
availability
1Q 08 2Q 08 3Q 08 4Q 08
Capital Spending ($ millions)
Debt Maturities ($ millions)
Commercial Paper & Debt Capacity ($ billions)
99% of LT Debt
maturities
beyond 2009
2
half
$0.5b
1
half
$1.3b
Liquidity Initiatives: Results
-50%
$0
$1
$2
$3
$4
$5
$6
$1.5 $1.2 $1.2 $1.5
$3.3
$3.3 $3.3
$5.2
$0
$1
$2
$3
$4
$5
$6
$1.5 $1.2 $1.2 $1.5
$3.3
$3.3 $3.3
$5.2
34
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
st
nd

[Alcoa
logo]
Reaping substantial benefits
Portfolio
Streamlining
Production
Curtailments
Cost &
Procurement
Efficiencies
Liquidity Initiatives
Restructuring Announcement – January 6, 2009
Restructuring Announcement: Benefits of Actions
Benefits of Actions
• 25% lower cost per ton in refining & smelting (1Q 09 vs 3Q 08), e.g.,
• $1.3 billion annualized from procurement & energy
• Headcount reductions
• Improved overall cost position from curtailments
• $450 million before tax annualized benefit comprised of:
• $150 million from divested businesses
• $200 million from mid/downstream & corporate headcount reductions
• $100 million from upstream headcount reductions
• Cash-free swap of soft alloy extrusion
• Expected $100 million proceeds from divestiture of four businesses
• Increase of nearly 60% in short-term debt capacity
• Cash preservation through 50% lower capital spending

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Environment
• Total energy consumption to
increase by 54% until 2025 –
>60% from developing
countries
• Person Transport rates +40%
by 2030
Aluminum prospects remain bright
Light
Weight
High
Strength
Durable
Highly
Conductive
Non-
Corrosive
Malleable
Recyclable
Relative
Price
37
70
2008 2018
Demographics
Urbanization
Aluminum Benefits Aluminum Demand
(million mt) 1
Mega Trends
Global population
• 2006:  6.6 billion
• 2025:  7.9 billion
• 2050:  9.1 billion
6% CAGR
Aluminum Outlook
Population living in cities
• 2006:  > 50%
• 2030:  > 60%
1 Source: Alcoa analysis

100%
80%
60%
40%
20%
0%
% of Equity Capacity
2008
2010
2012
2014
2016
2018
2020

[Alcoa
logo]
…
…
…
Alcoa 25th
Alcoa is well-positioned for the future
Worst
Best
…
…
Alcoa 30th
…
Current Post Juruti/Sao Luis
World class refining system
Outstanding power position
Bauxite Mining #1
Refining #1
Smelting Capacity #1
End & Tab Can Sheet #1
Can Body Stock #2
Aerospace Sheet & Plate #1
Hard Alloy Extrusions – Advanced #1
General Engineering Plate #1
Aerospace Fastener Systems #1
Aerospace Airfoils #1
IGT Airfoils #1
Aluminum Structural Forgings #1
Aluminum Truck Wheels #1
Commercial Building Systems (NA) #1
Refining Cost Position
World leading businesses
Alcoa’s Competitive & Power Position
Above businesses account for 90% of
Alcoa’s overall revenue
Contracted power
and MOUs
Self-generated power
Repowering efforts 2009 - 2012
Contracted power
and MOUs
Self-generated power
Repowering efforts 2009 - 2012

[Alcoa
logo]
Greg Aschman
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

[Alcoa logo] 39 [Alcoa logo]

[Alcoa logo] APPENDIX 40 [Alcoa logo]

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Reconciliation of Return on Capital
41
Bloomberg Return on Capital (1)
Bloomberg Return on Capital,
Excluding Growth Investments (1)
Year ended Year ended
December 31, December 31,
2008 2008
Net income (loss) $         (74) Net income (loss) $         (74)
Minority interests
221
Minority interests 221
Interest expense Interest expense
(after tax) 231 (after tax) 231
Numerator $        378 Numerator 378
Restructuring charges (3) 670
Net losses of growth
investments (4) 300
Adjusted numerator $     1,348
Average Balances Average Balances
$        521 $        521
129 129
1,196 1,196
7,440 7,440
55 55
2,529 2,529
13,821
13,821
Denominator $    25,691 Denominator 25,691
Restructuring chares (3) (436)
Capital projects in progress
and capital base of growth
Investments (4) (5,117)
Adjusted denominator $   20,138
Return on capital 1.5%
Return on capital,
excluding growth
investments and
restructuring  charges 6.7%
(1) The Bloomberg Methodology calculates ROC based on the trailing four quarters. Average balances are calculated as (December
2008 ending balance + December 2007 ending balance) divided by 2 for the year ended December 31, 2008, and (December 2007 ending balance + December 2006 ending balance) divided by 2 for the year ended December 31, 2007.
(2) Calculated as total shareholders’ equity less preferred stock.
(3) Restructuring charges after-tax and minority interests for the years ended December 31, 2008 and 2007 were $670 million and
$201 million, respectively. The pretax amounts are in Restructuring and other charges on Alcoa’s Statement of Consolidated Income.
The $436 million is the average of the restructuring charges after-tax and minority interests for the years ended December 31, 2008 and 2007.
(4) For all periods presented, growth investments include Russia, Bohai, and Kunshan.
Short-term borrowings
Short-term debt
Commercial paper
Long-term debt
Preferred stock
Minority interests
Common equity (2)
Short-term borrowings
Short-term debt
Commercial paper
Long-term debt
Preferred stock
Minority interests
Common equity (3)

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Reconciliation of Adjusted Income
42
(in millions) Quarter ended
September 30,
2008*
December 31,
2008
Net income (loss) $     268 $ (1,191)
Loss from
discontinued
operations (38) (262)
Income (loss) from
continuing
operations 306 (929)
Restructuring and
other charges 25 614
Other special items** – 94
Income (loss) from
continuing
operations – as
adjusted
$     331 $    (221)
* Information for the quarter ended September 30, 2008 was reclassified to reflect the movement of the
Electrical and Electronic Solutions business to discontinued operations in the fourth quarter of 2008.
** Other special items include obsolete inventory, environmental reserve, accounts receivable reserve, non-cash tax on repatriated earnings, and refund of indemnification payment (see Slide 6 for additional information).

[Alcoa
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Reconciliation of ATOI to Consolidated Net Income
$     (74) $(1,191) $     268 $     546 $     303 $  2,564 $     632 Consolidated net income
(490) (237) (115) (34) (104) 851 309 Other
(303) (262) (38) (7) 4 (250) (6) Discontinued operations
(693) (637) (25) (1) (30) (201) 8 Restructuring and other charges
(328) (78) (77) (91) (82) (388) (100) Corporate expense
(222) (1) (84) (70) (67) (365) (64) Minority interests
(265) (81) (63) (57) (64) (261) (53) Interest expense
35 4 10 12 9 40 10 Interest income
(7) 73 (5) (44) (31) (24) 9 Impact of LIFO
Unallocated amounts (net of tax):
$  2,199 $       28 $     665 $     838 $     668 $  3,162 $     519 Total segment ATOI
2008 4Q08 3Q08 2Q08 1Q08 2007 4Q07 (in millions)
43
In the first quarter of 2008, management approved a realignment of Alcoa's reportable segments to better reflect the core businesses in which Alcoa operates and how it is managed. This realignment consisted of eliminating the Extruded and End Products segment and realigning its component businesses as follows: the building and construction systems business is reported in the Engineered Products and Solutions segment; the hard alloy extrusions business and the Russian extrusions business are reported in the Flat-Rolled Products segment; and the remaining segment components, consisting primarily of the equity investment/income of Alcoa's interest in the Sapa AB joint venture, and the Latin American extrusions business, are reported in Corporate. Additionally, the Russian forgings business was moved from the
Engineered Products and Solutions segment to the Flat-Rolled Products segment, where all Russian operations are now reported. Prior period amounts were reclassified to reflect the new segment structure. Also, the Engineered Solutions segment was renamed the Engineered Products and Solutions segment.
Prior period information was reclassified to reflect the movement of the Electrical and Electronic Solutions business to discontinued operations in the fourth quarter of
2008.